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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 14, 2005

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware                            000-49899               13-4078506
(State or Other Jurisdiction        (Commission             (IRS Employer
Of Incorporation)                   File Number)            Identification No.)

2100 Renaissance Boulevard, King of Prussia, PA           19406
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(Address of principal executive offices)                (Zip Code)

                                 (610)755-4000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

            On January 15, 2004 (the "Petition Date"), ATX Communications, Inc. ("ATX" or the "Company") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). On the Petition Date, 31 of ATX's subsidiaries also filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court. On March 10, 2004, CoreComm Maryland, Inc., also a subsidiary of ATX, filed a chapter 11 petition in the Bankruptcy Court. By Order signed April 13, 2005 and entered April 14, 2005, the Bankruptcy Court confirmed the Debtors' Modified Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as amended and/or modified, the "Plan"). A copy of the Plan as confirmed is attached hereto as Exhibit 2.1.

            On April 14, 2005, the Company had 30,000,054 shares issued and outstanding and 1,000,000 shares reserved for future issuance in respect of claims and interests filed and allowed under the Plan, for an aggregate total of 31,000,054 shares. Information as to the assets and liabilities of the Company may be found in the Consolidated Monthly Operating Report for the Period from February 1, 2005 to February 28, 2005 (the "Monthly Operating Report"), as filed with the Bankruptcy Court, which is filed as Exhibit 99.1 hereto and incorporated herein by reference. Such Monthly Operating Report contains an unaudited condensed consolidated balance sheet as of February 28, 2005 and January 31, 2005.

            The Plan provides for the substantive consolidation of the Debtors and is the product of the successful conclusion of comprehensive settlements with Verizon Communications, Inc. ("Verizon") and SBC Communications, Inc. ("SBC"), and a compromise and settlement among the Debtors, the Creditors' Committee and Leucadia National Corporation ("Leucadia"), the Debtors' prepetition and postpetition senior secured lender. The following is a summary of the material features of the Plan (capitalized terms used but not defined below have the meanings given to them in the Plan):

A. Summary of Key Settlements Approved Pursuant to the Plan

            Creditors' Committee Settlement: Pursuant to the settlement with the Committee, the Plan provides that holders of: (a) Allowed Class 6 Claims (Convenience Claims) (i.e., general unsecured claims of $5,000 or less or claims voluntarily reduced to that amount by a creditor) will receive a Cash distribution equal to 15% of their Allowed Claim; and (b) Allowed Class 7 Claims will receive their Pro Rata share of the Class 7 Cash Amount, which is expected to be $7 million. As a result of the settlement agreements between the parties, the unsecured claims of Leucadia, and virtually all of the general unsecured claims of Verizon and SBC will not share in or dilute Class 7 creditor recoveries from the Class 7 Cash Amount. The Claims of SBC and Verizon will be treated pursuant to their respective settlement agreements. The aggregate amount of claims asserted by Leucadia, SBC and Verizon that will no longer share in Class 7 distributions exceeds $200 million dollars. As a result, the Debtors estimate that the total Allowed Class 7 Claim pool will be reduced to between $70 - $80 million, and that Class 7 creditors ultimately will receive distributions in the 8.75% to 10% range. In addition, the Class 7

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Cash Amount may be increased by an amount equal to eight percent (8%) of the net proceeds, if any, in excess of $3,500,000 received by the Debtors or Reorganized Debtors in respect of any Avoidance Actions, after payment of all costs of prosecution, settlement and collection. However, given the uncertainties of litigation, there can be no assurance that any such additional amounts will be received.

            Verizon Settlement Agreement: The principal terms of the Verizon Settlement provide that the Debtors will assume certain of their executory contracts with Verizon and reject others, and in connection with the assumption of certain of its agreements with Verizon, the Debtors will, (a) make a cure payment to Verizon in the amount of $16.5 million, (b) allow the balance of Verizon's Claim as a General Unsecured Claim in the aggregate Allowed amount of $37.5 million (although Verizon has agreed that it will not be entitled to recover on account of such Claim unless and until the recovery of other holders of Allowed General Unsecured Claims exceeds 15%), (c) sell or close down certain of their operations in the states of New York and Massachusetts within 90 days of the Effective Date, subject to the receipt of any necessary regulatory approvals, and (d) make certain additional payments to Verizon in the event that any other executory contract party to whom the Debtors make a cure payment in excess of $500,000 receives a recovery on account of its cure claim that, on a percentage basis, exceeds the cure recovery percentage received by Verizon pursuant to the Verizon Settlement Agreement. Pursuant to the Verizon Settlement Agreement, the Debtors also must deliver written releases in favor of Verizon by the executive officers designated in Attachment 4 to the Verizon Settlement Agreement.

            SBC Settlement Agreement: The principal terms of the SBC Settlement Agreement provide that, in consideration for SBC's support of the Plan, the Debtors will sell or shutdown certain of their Mid-West CLEC operations, businesses which, in the past, have relied heavily on interconnection agreements with SBC for the provision of their services. SBC will receive 45% of the net proceeds of the sale of the Mid-West CLEC operations in full and final satisfaction of SBC's Claim(s) against the Debtors, as more fully described in the settlement agreement. If 45% of the net proceeds of such sale, divided by SBC's Allowed General Unsecured Claim, is less than the Pro Rata distribution to Class 7 Claim holders, then SBC will be entitled to the same Pro Rata distribution as the other holders of Allowed Class 7 Claims. Leucadia has agreed that SBC's Allowed General Unsecured Claim will be satisfied from funds of the Reorganized Debtors or Leucadia rather than the Class 7 Cash Amount, regardless of whether the sale proceeds are sufficient or the Mid-West CLEC assets are sold.

B.  Summary of Plan Distributions

            Below is a summary of the treatment accorded each Class of Claims and Equity Interests under the Plan:

         DESCRIPTION                                                     TREATMENT
-----------------------------    -----------------------------------------------------------------------------------------
Leucadia DIP Claims              Unless otherwise agreed by Leucadia, on the Effective Date, Leucadia shall be paid 100%
                                 of the unpaid, non-contingent amount of the Leucadia DIP Claims pursuant to the terms of the underlying loan documentation.

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
Administrative Expense Claims    Except (i) to the extent that the holder of an Allowed Administrative Expense Claim has agreed to less favorable treatment of such Claim or (ii) to the extent such claim is an
                                 Allowed Fee Claim, on the later of the Effective Date and the date such Administrative
                                 Expense Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an
                                 Allowed Administrative Expense Claim will receive Cash in an amount equal to the Allowed amount of such Claim.

Fee Claims                       Unless otherwise agreed by the holder of an Allowed Fee Claim, each holder of an Allowed
                                 Fee Claim shall receive payment in full of the Allowed amount of the Fee Claim (a) no later than five (5) Business Days after such Fee Claim becomes Allowed or (b) upon such other terms as may be mutually agreed upon between the holder of such Fee Claim and the
                                 Reorganized Debtors.

Priority Tax Claims              Except to the extent that the holder of an Allowed Priority Tax Claim has been paid by the Debtors prior to the Effective Date or has agreed to a different treatment of such
                                 Claim, each holder of an Allowed Priority Tax Claim will receive, at the sole option of the Reorganized Debtors, either (a) Cash in an amount equal to the Allowed amount of such
                                 Claim on the later of the Effective Date and the date such Priority Tax Claim becomes
                                 Allowed, or as soon thereafter as is practicable, (b) deferred Cash payments, over a period not exceeding six years after the date of assessment of such Claim, of a value, as of the Effective Date, equal to the Allowed amount of such Claim with interest at 5% per annum, or (c) upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to the Allowed amount of such Claim.

Other Priority Claims            Except to the extent that the holder of an Allowed Other Priority Claim has been paid by the Debtors prior to the Effective Date or has agreed to a different treatment of such
                                 Claim, each holder of an Allowed Other Priority Claim shall receive Cash in an amount equal to the Allowed amount of such Claim on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable.

Secured Tax Claims               Except to the extent that the holder of an Allowed Secured Tax Claim has been paid by the
                                 Debtors prior to the Effective Date or has agreed to a different treatment of such Claim, each holder of an Allowed Secured Tax Claim will receive, at the sole option of the
                                 Reorganized Debtors, (a) on the later of (x) the Effective Date, and (y) the date each
                                 Claim becomes Allowed, or as soon thereafter as is practicable, Cash in an amount equal to the Allowed amount of such Claim, including any interest required to be paid pursuant to Bankruptcy Code section 506(b), (b) deferred cash payments, over a period not exceeding six years after the date of assessment of such Claim, of a value, as of the
                                 Effective Date, equal to the allowed amount of such Claim with interest at 5% per annum, or (c) upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Secured Tax Claim deferred Cash payments having a value, as of the Effective
                                 Date, equal to the Allowed amount of such Claim.

Other Secured Claims             The legal, equitable and contractual rights of the holders of Allowed Other Secured
                                 Claims are unaltered by the Plan.  Unless the holder of such a Claim has agreed to different treatment of such Claim, on the Effective Date, or as soon thereafter as reasonably practicable, each Allowed Other Secured Claim will be, at the option of the
                                 Debtors, (i) assumed, (ii) reinstated, or (iii) the underlying collateral will be surrendered.

Leucadia Prepetition Claims      $25 million New Senior Note and 100% of the shares of New Common Stock  (Note:  The New
                                 Common Stock issued to Leucadia will be subject to dilution of up to 15% by stock issued under the New Management Restricted Stock Plan.)

Customer Claims                  The rights of each holder of an Allowed Customer Claim with respect to deposits or credit balances it may hold shall be satisfied between the parties in the ordinary course of the
                                 Reorganized Debtors' businesses.  The Reorganized Debtors assume all obligations for all
                                 Customer Claims according to their original terms.

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
Convenience Claims               Each holder of an Allowed Convenience Claim shall receive 15% of such Claim in Cash on the Effective Date, or as soon thereafter as is practicable.

General Unsecured Claims         Each holder of an Allowed General Unsecured Claim, excluding SBC and Verizon (to the extent provided by the Verizon Settlement Agreement), shall receive its Pro Rata share of
                                 $7.0 million in Cash, plus such amount, if any, added to that amount pursuant to Section
                                 6.20 of the Plan. (Note:  The $7.0 million Cash amount shall be funded on the Effective
                                 Date of the Plan and held in a segregated, interest bearing escrow account for distribution to holders of Allowed Class 7 Claims in accordance with the distribution provisions of this Plan.)

Section 510(b) and Other         Holders of Section 510(b) and Other Subordinated Claims shall not receive any
Subordinated Claims              distributions on account of such Claims and shall not receive or retain any property under the Plan on account of such Section 510(b) Claims.

Old Common Stock Interests       Holders of Old Common Stock Interests and Other Equity Interests in ATX shall not receive
and Other Equity Interests       any distributions under the Plan on account of such Old Common Stock Interests and Other
in ATX                           Equity Interests in ATX.  All Old Common Stock Interests and Other Equity Interests in
                                 ATX will be deemed extinguished as of the Effective Date.

Equity Interests Securities      Holders of Equity Interests Securities Litigation Claims shall not receive any
Litigation Claims                distributions on account of such Claims and shall not receive or retain any property under the Plan.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

EXHIBIT NO.                              DESCRIPTION
-----------    --------------------------------------------------------------
2.1            Debtors' Modified Second Amended Joint Plan of Reorganization
               Under Chapter 11 of the Bankruptcy Code, dated as of April 13,
               2005

99.1           Consolidated Monthly Operating Report for the Period from
               February 1, 2005 to February 28, 2005

99.2           Press Release of the Company, dated April 14, 2005

Cautionary Statement Regarding Forward Looking Statements

            This document contains certain forward-looking statements that involve substantial risks and uncertainties. All statements regarding the Company's expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements.

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Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2005                   ATX COMMUNICATIONS, INC.
                                       (Registrant)

                                       By: /s/ Neil Peritz
                                           -------------------------------------
                                           Name: Neil Peritz
                                           Title: Chief Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
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
2.1            Debtors' Modified Second Amended Joint Plan of Reorganization
               Under Chapter 11 of the Bankruptcy Code, dated as of April 13,
               2005

99.1           Consolidated Monthly Operating Report for the Period from
               February 1, 2005 to February 28, 2005

99.2           Press Release of the Company, dated April 14, 2005